MERRILL LYNCH
GROWTH FUND

For Investment and
Retirement







FUND LOGO







Annual Report

October 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Growth Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011

Merrill Lynch Growth Fund for Investment and Retirement

DEAR SHAREHOLDER

After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September
30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued.
Reflecting the trend of renewed economic growth-- and continued good news on the inflation front--the
Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting.
Thus, official interest rates may not be reduced further in the immediate future.

One of the major developments during the October quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets.
Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove success-ful, the implications would likely be positive for the US financial markets.

Fiscal Year in Review
The biggest impact on Merrill Lynch Growth Fund's total return during the fiscal year ended October 31, 1995 was the performance of our technology invest-ments. As long-term shareholders will recall, the Fund began accumulating shares of technology com-panies in 1989. This sector's representation in the portfolio grew to a high of 52% of net assets in 1992.
Since then, we have been reducing the portfolio's technology exposure and were active sellers of tech-nology stocks throughout most of 1995. As a result, on October 31, 1995, the portfolio had a reduced, but still-significant, 22% exposure to technology.

We believe it was appropriate to begin to take profits in many of our technology holdings, since valuations today more accurately reflect the sector's long-term positive prospects. Many of the stocks continued to appreciate after we had reduced or eliminated our positions. As a result, reducing the Fund's technology investments also limited total return, to some degree.

Profit-taking in our technology holdings affected other changes in the Fund's portfolio. First, in order to offset the often significant long-term capital gains-- such as the sale of Applied Materials, Inc. during the July quarter, which for many years was the Fund's largest holding--we also realized capital losses, where available and appropriate. For example, during the October quarter we eliminated our long-time holdings
Safety-Kleen Corp. and Convex Computer Corp., which had not been successful investments. In addi-tion, profit-taking during the fiscal year increased the Fund's cash position from 4.8% of net assets to 22.4%, a significantly higher level than has been the case in recent years. At this point in a relatively mature bull market, we believe it is appropriate to proceed cautiously in reinvesting the cash in new equity positions.

During the fiscal year, we further increased the Fund's energy investments from 32.2% to 35.4% of net assets.
While the performance of our energy investments has been mixed to date (thus having a relatively neutral impact on total return for the year), we continue to believe that these holdings are under-valued and will appreciate over the longer term. The potential of this sector remains largely overlooked by investors, in our view.

Portfolio Matters
During the October quarter, we added two new investments in the energy sector, Norcen Energy
Resources, Ltd. and Seagull Energy Corporation. In addition to the sales of Safety-Kleen Corp. and Convex
Computer Corp. shares, we eliminated our investment in Morgan Stanley Group, Inc. at a profit, since we believe that the company's shares are fully valued on prospective earnings.

Norcen Energy Resources, Ltd. is a leading Canadian oil and gas exploration and production company.
Under the direction of its new management team, Norcen is completing an asset rationalization program which has resulted in the sale of the company's marginal assets and a refocus on its core oil and gas properties in Canada, the Gulf of Mexico in the United States, Venezuela, and Argentina. After the restructuring, we believe that Norcen's core proper-ties offer significant opportunities for reserve and production growth over the next several years.
Relative to its peer group of Canadian oil companies, Norcen's current share price does not fully reflect its long-term investment potential, in our view.

Seagull Energy Corporation is an independent oil and gas exploration and production company which also owns an Alaskan natural gas local distribution company. At year-end 1994, Seagull's reserve base was approximately 85% natural gas. We believe the company's existing producing assets provide signifi-cant exposure to the US natural gas market. With gas prices depressed, Seagull's current share price does not fully reflect the long-term value of the company's asset base. As gas pricing improves, we believe Seagull is positioned to deliver significant gas production growth, and that the company's shares offer attractive long-term return potential.

In Conclusion
During the last quarter of the Fund's fiscal year, shareholders adopted several proposals through a proxy solicitation, as detailed on page 3 of this report to shareholders. The most significant of these proposals is the Fund's change in investment policy classification from a diversified to a non-diversified fund. We requested this change for two important reasons: First, Merrill Lynch Growth Fund has never been broadly diversified. Since the Fund's inception, we have concentrated our investments in the shares of companies and industries we believe offer the potential for superior long-term capital appreciation.
Second, prior to the change, the Fund was close to being put in a position of either having to prematurely reduce some of its most prospective investments or forego new investment opportunities to remain in compliance with the prescribed investment restric-tions for a diversified fund. Now that the Fund is classi-fied as non-diversified, these constraints are eased, and we will be able to maintain our investment methodology as the Fund grows larger.

With the added flexibility afforded by the changes approved by shareholders, we shall endeavor to continue to manage the portfolio as we have in the past. We thank you for your continued investment in Merrill Lynch Growth Fund for Investment and Retirement, and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen C. Johnes)
Stephen C. Johnes
Vice President and Portfolio Manager

December 1, 1995



PROXY RESULTS
During the six-month period ended October 31, 1995, Merrill Lynch Growth Fund for Investment and Retirement shareholders voted on the following proposals. Proposals
1 and 2 were approved at a special shareholders' meeting on October 12, 1995. Proposal 3 was passed at a special shareholders' meeting on July 14, 1995. The description of each proposal and number of shares voted are as follows:

                                                                             Shares Voted        Shares Voted        Shares Voted
                                                                                  For               Against            Abstain
1. To consider and act upon a proposal to change the Fund's investment
   policy from being a diversified fund to being a non-diversified fund.      43,961,441          14,214,255          4,394,486

2. To consider and act upon a proposal to permit the Fund to invest up to
   5% of its total assets in debt securities rated investment grade or below investment grade by a nationally recognized rating agency or in unrated debt securities which, in the judgment of the Fund's invest-
   ment manager, Merrill Lynch Asset Management, L.P., possess similar
   credit characteristics as debt securities rated below investment grade.    42,748,896          15,726,366          4,094,920

3. To consider and act upon a proposal to ratify selection of Deloitte &
   Touche LLP as independent auditors of the Fund for its fiscal year
   ending October 31, 1995.                                                  113,435,658           2,521,278          6,765,174




PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to pur-chase shares of the Fund through the Merrill Lynch
Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 5.25% and bear no ongoing distri-bution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are pre-sented in the "Total Return Based on a $10,000 Invest-ment" graphs on pages 4 and 5 and the "Recent Performance
Results" and "Performance Summary" tables on pages
5 and 6. Data for the Fund's Class A and Class B
Shares are presented in the "Average Annual Total
Return," table on page 4. Data for Class C and Class D
Shares are also presented in the "Aggregate Total
Return" table on page 5.

The "Recent Performance Results" table shows invest-ment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to the growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           11/28/88**        10/95

ML Growth Fund++--
Class A Shares*                             $ 9,600         $31,489

S&P 500 Total Return Index++++              $10,000         $26,778


                                            3/27/87**        10/95

ML Growth Fund++--
Class B Shares                              $10,000         $30,792

S&P 500 Total Return Index++++              $10,000         $25,714

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities placing principal emphasis onthose securities which the Fund's management believes to be undervalued.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Average Annual Total Return

                                         % Return Without      % Return With
                                           Sales Charge        Sales Charge**

Class A Shares*

Year Ended 9/30/95                           +34.18%              +27.14%
Five Years Ended 9/30/95                     +24.02               +22.69
Inception (11/28/88)
through 9/30/95                              +20.08               +19.14

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                            % Return             % Return
                                          Without CDSC          With CDSC**

Class B Shares*

Year Ended 9/30/95                           +32.84%              +28.84%
Five Years Ended 9/30/95                     +22.74               +22.74
Inception (3/27/87)
through 9/30/95                              +14.81               +14.81

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           11/28/88**        10/95

ML Growth Fund++--
Class C Shares*                             $10,000         $12,597

ML Growth Fund++--
Class D Shares                              $ 9,600         $12,032

S&P 500 Total Return Index++++              $10,000         $12,850


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities placing principal emphasis onthose securities which the Fund's management believes to be undervalued.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Aggregate Total Return


                                            % Return             % Return
                                          Without CDSC          With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95         +32.68%              +31.68%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return Without      % Return With
                                           Sales Charge        Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95         +33.65%              +26.64%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent Performance Results
                                                                                                         12 Month        3 Month
                                                          10/31/95        7/31/95        10/31/94        % Change        % Change
ML Growth Fund Class A Shares*                            $ 23.13         $ 23.11        $ 19.19         +22.60%(1)        +0.09%
ML Growth Fund Class B Shares*                              21.60           21.64          18.12         +21.37(1)        -0.18
ML Growth Fund Class C Shares*                              21.59           21.63          18.12         +21.32(1)        -0.18
ML Growth Fund Class D Shares*                              23.06           23.06          19.18         +22.29(1)         0.00
Standard & Poor's 500 Index**                              581.50          562.06         472.35         +23.11           +3.46
ML Growth Fund Class A Shares--Total Return*                                                             +22.60(1)        +0.09
ML Growth Fund Class B Shares--Total Return*                                                             +21.37(1)        -0.18
ML Growth Fund Class C Shares--Total Return*                                                             +21.32(1)        -0.18
ML Growth Fund Class D Shares--Total Return*                                                             +22.29(1)         0.00
Standard & Poor's 500 Index--Total Return**                                                              +26.39           +4.11

  *Investment results shown do not reflect sales charges;
   results shown would be lower if a sales charge was included. **An unmanaged broad-based index comprised of common stocks.
   Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.295 per share capital gains distributions.



PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                                            Net Asset Value         Capital Gains
Period Covered                          Beginning       Ending       Distributed      Dividends Paid++        % Change*
11/28/88--12/31/88                       $ 9.61         $ 9.44          $0.257             $0.090              + 1.88%
1989                                       9.44          12.33            --                0.211              +32.96
1990                                      12.33          12.20           0.130               --                + 0.03
1991                                      12.20          13.95           1.182              0.012              +25.20
1992                                      13.95          14.88           0.449               --                + 9.97
1993                                      14.88          17.48           2.122               --                +32.37
1994                                      17.48          17.49           0.295               --                + 1.77
1/1/95--10/31/95                          17.49          23.13            --                 --                +32.25
                                                                        ------             ------
                                                                  Total $4.435       Total $0.313

                                                                      Cumulative total return as of 10/31/95: +232.34%*



Performance Summary--Class B Shares
                                            Net Asset Value         Capital Gains
Period Covered                          Beginning       Ending       Distributed      Dividends Paid++        % Change*
3/27/87--12/31/87                        $10.00         $ 8.49          $0.060             $0.187              -12.72%
1988                                       8.49           9.45           0.257              0.140              +16.04
1989                                       9.45          12.35            --                0.084              +31.62
1990                                      12.35          12.09           0.130               --                - 1.02
1991                                      12.09          13.65           1.182              0.012              +23.85
1992                                      13.65          14.39           0.449               --                + 8.79
1993                                      14.39          16.65           2.122               --                +31.11
1994                                      16.65          16.47           0.295               --                + 0.72
1/1/95--10/31/95                          16.47          21.60            --                 --                +31.15
                                                                        ------             ------
                                                                  Total $4.495       Total $0.423

                                                                      Cumulative total return as of 10/31/95: +207.92%**

Performance Summary--Class C Shares
                                            Net Asset Value         Capital Gains
Period Covered                          Beginning       Ending       Distributed      Dividends Paid++        % Change**
10/21/94--12/31/94                       $17.45         $16.47          $0.295               --                - 3.90%
1/1/95--10/31/95                          16.47          21.59            --                 --                +31.09
                                                                        ------
                                                                  Total $0.295

                                                                       Cumulative total return as of 10/31/95: +25.97%**



Performance Summary--Class D Shares
                                            Net Asset Value         Capital Gains
Period Covered                          Beginning       Ending       Distributed      Dividends Paid++        % Change*
10/21/94--12/31/94                       $18.47         $17.47         $0.295                --                - 3.79%
1/1/95--10/31/95                          17.47          23.06           --                  --                +32.00
                                                                       ------
                                                                 Total $0.295

                                                                      Cumulative total return as of 10/31/95: +26.99%*

++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital
  gains distributions at net asset value on the ex-dividend
  date, and do   not include sales charge; results would be
  lower if sales charge was included.
**Figures assume reinvestment of all dividends and capital
  gains distributions at net asset value on the ex-dividend
  date, and do   not reflect deduction of any sales charge;
  results would be lower if sales charge was deducted.

SCHEDULE OF INVESTMENTS
                                    Shares                                                                Value         Percent of
Industries                           Held                 Stocks                         Cost           (Note 1a)       Net Assets
Banking & Financial                1,000,000    Republic New York Corp.              $   44,267,281    $   58,625,001        1.8%
Services                           1,000,000    Safra Republic Holdings S.A. (ADR)*      69,529,500        87,750,000        2.7
                                                                                     --------------    --------------      ------
                                                                                        113,796,781       146,375,001        4.5


Biotechnology                      2,083,000  ++CytoTherapeutics, Inc. (d)               13,010,625        20,830,000        0.6
                                     434,500  ++CytoTherapeutics, Inc. (Warrants) (a)       651,750         1,769,284        0.0
                                                                                     --------------    --------------      ------
                                                                                         13,662,375        22,599,284        0.6


Computer Software                  2,000,000    Autodesk, Inc.                           37,146,849        67,250,000        2.0
                                   1,600,000  ++Landmark Graphics Corp. (d)              27,012,866        34,400,000        1.0
                                   4,652,000  ++Mentor Graphics, Inc. (d)                62,023,772        97,692,000        3.0
                                   2,713,752  ++Platinum Technology, Inc. (d)            49,597,917        49,525,974        1.5
                                                                                     --------------    --------------      ------
                                                                                        175,781,404       248,867,974        7.5


Diversified Resource               1,500,000    Freeport-McMoRan Copper & Gold, Inc.
Companies                                       (Class A)                                36,449,552        34,312,500        1.0
                                   5,000,000    Freeport-McMoRan Copper & Gold, Inc.
                                                (Class B)                               107,984,584       113,750,000        3.5
                                   3,750,000    Freeport-McMoRan, Inc.                  114,789,644       140,156,250        4.2
                                                                                     --------------    --------------      ------
                                                                                        259,223,780       288,218,750        8.7


Electronic                         6,000,000  ++Cirrus Logic, Inc. (d)                   64,109,324       252,000,000        7.7
Components                           800,000  ++Komag, Inc.                              23,908,523        45,500,000        1.4
                                                                                     --------------    --------------      ------
                                                                                         88,017,847       297,500,000        9.1


Healthcare Services                4,000,000    U.S. HealthCare, Inc.                   101,351,070       154,000,000        4.7


International                      3,500,000    Yacimientos Petroliferos Fiscales
Integrated Oils                                  S.A.--Sponsored (ADR)*                  83,800,841        59,937,500        1.8


Natural Gas                        2,343,750    Panhandle Eastern Corp.                  24,371,330        59,179,688        1.8
Gathering &                        2,500,000    Western Gas Resources, Inc. (d)          57,319,428        39,062,500        1.2
Transmission                                                                         --------------    --------------      ------
                                                                                         81,690,758        98,242,188        3.0

Oil & Gas                          3,300,000    Anadarko Petroleum Corp. (d)            119,856,330       143,137,500        4.3
Exploration &                      5,000,000    Apache Corp. (d)                        144,331,122       127,500,000        3.9
Production                         2,200,000    Devon Energy Corp. (d)                   34,401,130        47,850,000        1.5
                                     300,000  ++McMoRan Oil & Gas Co.                     1,691,662           862,500        0.0
                                   1,650,500  ++Newfield Exploration Co.,                46,328,078        48,689,750        1.5
                                   6,975,000    Norcen Energy Resources, Ltd. (d)       105,870,105        90,339,639        2.7
                                   9,000,000  ++Santa Fe Energy Resources, Inc. (d)      83,865,388        79,875,000        2.4
                                   3,000,000  ++Seagull Energy Corporation (d)           63,902,997        51,375,000        1.6
                                   1,000,000  ++United Meridian Corp.                    12,390,790        16,875,000        0.5
                                   3,000,000    Vastar Resources, Inc.                   89,836,252        84,750,000        2.6
                                                                                     --------------    --------------      ------
                                                                                        702,473,854       691,254,389       21.0


Oil Refining                       4,000,000    Valero Energy Corp. (d)                  86,245,282        94,500,000        2.9


Oilfield Services                  6,000,000  ++Ensco International (b) (d)              66,189,856       101,250,000        3.1
                                  16,300,000  ++Global Marine, Inc. (d)                  59,126,323       105,950,000        3.2
                                   1,335,000  ++Pool Energy Services Co. (d)             14,336,959        12,015,000        0.4
                                                                                     --------------    --------------      ------
                                                                                        139,653,138       219,215,000        6.7


SCHEDULE OF INVESTMENTS (concluded)
                                    Shares                                                                Value         Percent of
Industries                           Held                 Stocks                         Cost           (Note 1a)       Net Assets
Personal                         $ 3,622,094  ++Dell Computer Corp. (c)              $   41,131,339    $  168,427,369        5.1%
Computers


Steel                              1,000,000    Nucor Corp.                              24,425,131        48,125,000        1.5


                                                Total Stocks                          1,911,253,600     2,537,262,455       77.1


                                     Face
                                    Amount            Short Term Securities

Commercial                                      ANZ (Delaware), Inc.:
Paper**                          $30,000,000      5.70% due 11/27/1995                   29,876,500        29,876,500        0.9
                                  40,000,000      5.70% due 11/28/1995                   39,829,000        39,829,000        1.2
                                  30,000,000    du Pont (E.I.) de Nemours & Co., 5.68%
                                                due 11/21/1995                           29,905,333        29,905,333        0.9
                                  51,966,000    General Electric Capital Corp., 5.85%
                                                due 11/01/1995                           51,966,000        51,966,000        1.6
                                                Goldman Sachs Group L.P.:
                                  30,000,000      5.72% due 11/20/1995                   29,909,433        29,909,433        0.9
                                  40,000,000      5.72% due 11/21/1995                   39,872,889        39,872,889        1.2
                                  39,124,000    Matterhorn Capital Corp., 5.71%
                                                due 12/05/1995                           38,913,013        38,913,013        1.2
                                                National Fleet Funding Corp.:
                                  40,000,000      5.72% due 11/29/1995                   39,822,044        39,822,044        1.2
                                  34,000,000      5.72% due 12/11/1995                   33,783,911        33,783,911        1.1
                                  43,000,000    PHH Corp., 5.72% due 12/01/1995          42,795,033        42,795,033        1.3
                                  50,000,000    Penney (J.C.) Funding Corp., 5.71%
                                                due 11/20/1995                           49,849,320        49,849,320        1.5
                                  32,950,000    Preferred Receivable Funding Corp.,
                                                5.70% due 12/13/1995                     32,730,883        32,730,883        1.0
                                  30,000,000    Siemens Corp., 5.70% due 12/01/1995      29,857,500        29,857,500        0.9
                                                UBS Finance (Delaware) Inc.:
                                  30,000,000      5.71% due 11/07/1995                   29,971,450        29,971,450        0.9
                                  50,000,000      5.70% due 12/05/1995                   49,730,833        49,730,833        1.5
                                  25,000,000    USAA Capital Corp., 5.70%
                                                due 11/14/1995                           24,948,542        24,948,542        0.8
                                  22,229,000    Wal-Mart Stores, Inc., 5.68%
                                                due 12/14/1995                           22,078,189        22,078,189        0.7


US Government &                   50,000,000    Federal Home Loan Mortgage Corp.,
Agency Obligations**                            5.64% due 11/13/1995                     49,906,000        49,906,000        1.5
                                                Federal National Mortgage Association:
                                  40,000,000      5.57% due 11/03/1995                   39,987,622        39,987,622        1.2
                                  30,000,000      5.62% due 11/07/1995                   29,971,900        29,971,900        0.9


                                                Total Short-Term Securities             735,705,395       735,705,395       22.4


Total Investments                                                                    $2,646,958,995     3,272,967,850       99.5
                                                                                     ==============
Other Assets Less Liabilities                                                                              17,490,208        0.5
                                                                                                       --------------      ------
Net Assets                                                                                             $3,290,458,058      100.0%
                                                                                                       ==============      ======


  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obliga-tions are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Formerly Energy Service Co.
(c)Reflects the conversion of Dell Computer Corp., Series A, 7% Convertible Preferred Stock.
(d)Investment in an affiliated company (Note 5).

 ++Non-income producing security.

   See Notes to Financial Statements.


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of October 31, 1995
Assets:       Investments, at value (identified cost--$2,646,958,995) (Note 1a)                                     $3,272,967,850
              Cash                                                                                                         368,454
              Receivables:
                Beneficial interest sold                                                       $  14,563,645
                Securities sold                                                                   11,170,745
                Dividends                                                                          1,654,000            27,388,390
                                                                                               -------------
              Prepaid registration fees and other assets (Note 1f)                                                          84,045
                                                                                                                    --------------
              Total assets                                                                                           3,300,808,739
                                                                                                                    --------------

Liabilities:  Payables:
                Beneficial interest redeemed                                                       4,273,219
                Distributor (Note 2)                                                               1,904,814
                Investment adviser (Note 2)                                                        1,798,575
                Securities purchased                                                               1,192,400             9,169,008
                                                                                              --------------
                Accrued expenses and other liabilities                                                                   1,181,673
                                                                                                                    --------------
                Total liabilities                                                                                       10,350,681
                                                                                                                    --------------

Net Assets:     Net assets                                                                                          $3,290,458,058
                                                                                                                    ==============

Net Assets      Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:     number of shares authorized                                                                         $    2,897,141
                Class B Shares of beneficial interest, $0.10 par value, unlimited
                number of shares authorized                                                                              8,892,749
                Class C Shares of beneficial interest, $0.10 par value, unlimited
                number of shares authorized                                                                                395,870
                Class D Shares of beneficial interest, $0.10 par value, unlimited
                number of shares authorized                                                                              2,663,812
                Paid-in capital in excess of par                                                                     2,357,341,249
                Undistributed investment income--net                                                                     9,409,014
                Undistributed realized capital gains on investments--net                                               282,849,368
                Unrealized appreciation on investments--net                                                            626,008,855
                                                                                                                    --------------
                Net assets                                                                                          $3,290,458,058
                                                                                                                    ==============

Net Asset       Class A--Based on net assets of $670,164,126 and 28,971,409 shares
Value:                   of beneficial interest outstanding                                                         $        23.13
                                                                                                                    ==============
                Class B--Based on net assets of $1,920,450,968 and 88,927,489 shares
                         of beneficial interest outstanding                                                         $        21.60
                                                                                                                    ==============
                Class C--Based on net assets of $85,486,254 and 3,958,699 shares
                         of beneficial interest outstanding                                                         $        21.59
                                                                                                                    ==============
                Class D--Based on net assets of $614,356,710 and 26,638,116 shares
                         of beneficial interest outstanding                                                         $        23.06
                                                                                                                    ==============

                See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended October 31, 1995
Investment     Interest and discount earned                                                                         $   24,562,021
Income         Dividends                                                                                                22,055,731
(Notes 1d      Other income                                                                                                323,257
& 1e):                                                                                                              --------------
               Total income                                                                                             46,941,009
                                                                                                                    --------------

Expenses:      Investment advisory fees (Note 2)                                              $   15,943,250
               Account maintenance and distribution fees--Class B (Note 2)                        15,900,710
               Transfer agent fees--Class B (Note 2)                                               2,546,791
               Account maintenance fees--Class D (Note 2)                                            771,688
               Transfer agent fees--Class A (Note 2)                                                 706,222
               Registration fees (Note 1f)                                                           452,675
               Transfer agent fees--Class D (Note 2)                                                 443,000
               Printing and shareholder reports                                                      372,361
               Account maintenance and distribution fees--Class C (Note 2)                           347,690
               Accounting services (Note 2)                                                          202,204
               Custodian fees                                                                        152,149
               Professional fees                                                                     120,065
               Transfer agent fees--Class C (Note 2)                                                  62,714
               Trustees' fees and expenses                                                            46,792
               Pricing fees                                                                              894
               Other                                                                                  33,203
                                                                                              --------------
               Total expenses before reimbursement                                                38,102,408
               Reimbursement of expenses (Note 2)                                                   (570,413)
                                                                                              --------------
               Total expenses                                                                                           37,531,995
                                                                                                                    --------------
               Investment income--net                                                                                    9,409,014
                                                                                                                    --------------

Realized &     Realized gain from investments--net                                                                     282,849,493
Unrealized     Change in unrealized appreciation on investments--net                                                   212,145,489
Gain on                                                                                                             --------------
Investments--  Net realized and unrealized gain on investments                                                         494,994,982
Net (Notes 1b,                                                                                                      --------------
1c,1e & 3):    Net Increase in Net Assets Resulting from Operations                                                 $  504,403,996
                                                                                                                    ==============

               See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                 1995                  1994
Operations:    Investment income (loss)--net                                                  $    9,409,014        $   (5,712,437)
               Realized gain on investments and foreign currency transactions--net               282,849,493            35,304,501
               Change in unrealized appreciation on investments--net                             212,145,489           136,865,088
                                                                                              --------------        --------------
               Net increase in net assets resulting from operations                              504,403,996           166,457,152
                                                                                              --------------        --------------

Distributions  Realized gain on investments--net:
to Share-        Class A                                                                          (6,083,187)          (26,111,625)
holders          Class B                                                                         (23,093,382)         (122,946,689)
(Note 1g):       Class C                                                                             (87,568)                   --
                 Class D                                                                            (872,515)                   --
                                                                                              --------------        --------------
               Net decrease in net assets resulting from distributions
               to shareholders                                                                   (30,136,652)         (149,058,314)
                                                                                              --------------        --------------

Beneficial     Net increase in net assets derived from beneficial
Interest       interest transactions                                                             998,495,743           521,396,919
Transactions                                                                                  --------------        --------------
(Note 4):

Net Assets:    Total increase in net assets                                                    1,472,763,087           538,795,757
               Beginning of year                                                               1,817,694,971         1,278,899,214
                                                                                              --------------        --------------
               End of year*                                                                   $3,290,458,058        $1,817,694,971
                                                                                              ==============        ==============

              *Undistributed investment income--net                                           $    9,409,014        $           --
                                                                                              ==============        ==============




Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                            Class A
                                                                                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1995++        1994++        1993        1992        1991
Per Share      Net asset value, beginning of year                     $  19.19      $  19.22     $  14.79     $  15.31    $  10.61
Operating                                                             --------      --------     --------     --------    --------
Performance:   Investment income--net                                      .23           .08          .02          .02         .01
               Realized and unrealized gain on investments
               and foreign currency transactions--net                     4.01          2.01         4.86         0.65        4.82
                                                                      --------      --------     --------     --------    --------
               Total from investment operations                           4.24          2.09         4.88         0.67        4.83
                                                                      --------      --------     --------     --------    --------
               Less distributions from realized gain on
               investments--net                                           (.30)        (2.12)        (.45)       (1.19)       (.13)
                                                                      --------      --------     --------     --------    --------
               Net asset value, end of year                           $  23.13      $  19.19     $  19.22     $  14.79    $  15.31
                                                                      ========      ========     ========     ========    ========

Total          Based on net asset value per share                       22.60%        12.50%       33.97%        5.77%      45.88%
Investment                                                            ========      ========     ========     ========    ========
Return:*

Ratios to      Expenses, net of reimbursement                             .82%          .82%         .81%         .84%        .87%
Average                                                               ========      ========     ========     ========    ========
Net Assets:    Expenses                                                   .84%          .82%         .81%         .84%        .87%
                                                                      ========      ========     ========     ========    ========
               Investment income--net                                    1.10%          .44%         .29%         .28%        .46%
                                                                      ========      ========     ========     ========    ========

Supplemental   Net assets, end of year (in thousands)                 $670,164      $382,077     $229,709     $138,456    $ 92,494
Data:                                                                 ========      ========     ========     ========    ========
               Portfolio turnover                                       37.42%         4.22%       33.21%       21.20%      27.86%
                                                                      ========      ========     ========     ========    ========

              *Total investment returns exclude the effects of sales loads.
             ++Based on average number of shares outstanding during the year.

              See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                            Class B
                                                                                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1995++        1994++        1993        1992       1991
Per Share      Net asset value, beginning of year                   $    18.12    $    18.43   $    14.35   $    15.03  $    10.53
Operating                                                           ----------    ----------   ----------   ----------   ----------
Performance:   Investment income (loss)--net                               .01          (.10)        (.11)        (.10)       (.06)
               Realized and unrealized gain on
               investments and foreign currency
               transactions--net                                          3.77          1.91         4.64          .61        4.69
                                                                    ----------    ----------   ----------   ----------  ----------
               Total from investment operations                           3.78          1.81         4.53          .51        4.63
                                                                    ----------    ----------   ----------   ----------  ----------
               Less distributions from realized gain on
               investments--net                                           (.30)        (2.12)        (.45)       (1.19)       (.13)
                                                                    ----------    ----------   ----------   ----------  ----------
               Net asset value, end of year                         $    21.60    $    18.12   $    18.43   $    14.35  $    15.03
                                                                    ==========    ==========   ==========   ==========  ==========

Total          Based on net asset value per share                       21.37%        11.41%       32.54%        4.74%      44.32%
Investment                                                          ==========    ==========   ==========   ==========  ==========
Return:*

Ratios to      Expenses, excluding account maintenance and
Average        distribution fees and net of reimbursement                 .84%          .84%         .83%         .87%        .90%
Net Assets:                                                         ==========    ==========   ==========   ==========  ==========
               Expenses, net of reimbursement                            1.84%          .84%         .83%         .87%        .90%
                                                                    ==========    ==========   ==========   ==========  ==========
               Expenses                                                  1.87%         1.84%        1.83%        1.87%       1.90%
                                                                    ==========    ==========   ==========   ==========  ==========
               Investment income (loss)--net                              .04%         (.58%)       (.78%)       (.76%)      (.53%)
                                                                    ==========    ==========   ==========   ==========  ==========

Supplemental   Net assets, end of year (in thousands)               $1,920,451    $1,433,051   $1,049,190   $  758,061  $  824,007
Data:                                                               ==========    ==========   ==========   ==========  ==========
               Portfolio turnover                                       37.42%         4.22%       33.21%       21.20%      27.86%
                                                                    ==========    ==========   ==========   ==========  ==========

              *Total investment returns exclude the effects of sales loads.
             ++Based on average number of shares outstanding during the year.

               See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class C                     Class D
                                                                                             For the                    For the
                                                                               For the       Period        For the      Period
The following per share data and ratios have been derived                       Year         Oct. 21,       Year        Oct. 21,
from information provided in the financial statements.                          Ended       1994+ to        Ended       1994+ to
                                                                               Oct. 31,      Oct. 31,      Oct. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                        1995++++     1994++++      1995++++     1994++++
Per Share      Net asset value, beginning of period                           $  18.12      $  17.45      $  19.18     $  18.47
Operating                                                                     --------      --------      --------     --------
Performance:   Investment income--net                                              .03            --           .22           --
               Realized and unrealized gain on investments and
               foreign currency transactions--net                                 3.74           .67          3.96          .71
                                                                              --------      --------      --------     --------
               Total from investment operations                                   3.77           .67          4.18          .71
                                                                              --------      --------      --------     --------
               Less distributions from realized gain on investments--net          (.30)           --          (.30)          --
                                                                              --------      --------      --------     --------
               Net asset value, end of period                                 $  21.59      $  18.12      $  23.06     $  19.18
                                                                              ========      ========      ========     ========

Total          Based on net asset value per share                               21.32%         3.84%+++     22.29%        3.84%+++
Investment                                                                    ========      ========      ========     ========
Return:**

Ratios to      Expenses, excluding account maintenance and
Average        distribution fees and net of reimbursement                         .86%         1.52%*         .83%        1.52%*
Net Assets:                                                                   ========      ========      ========     ========
               Expenses, net of reimbursement                                    1.86%         1.52%*        1.08%        1.52%*
                                                                              ========      ========      ========     ========
               Expenses                                                          1.89%         2.52%*        1.10%        1.77%*
                                                                              ========      ========      ========     ========
               Investment income (loss)--net                                      .14%        (1.17%)*       1.00%        (.54%)*
                                                                              ========      ========      ========     ========

Supplemental   Net assets, end of period (in thousands)                       $ 85,486      $  1,381      $614,357     $  1,186
Data:                                                                         ========      ========      ========     ========
               Portfolio turnover                                               37.42%         4.22%        37.42%        4.22%
                                                                              ========      ========      ========     ========

              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
           ++++Based on average number of shares outstanding during the period.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Growth Fund for Investment and
Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch
Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representa-tive market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approxi-mates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denom-inated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unreal-ized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exer-cise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premi-ums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income produc-ing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Divi-dend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM"). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a reslut of a voluntary waiver of expenses beginning on December 16, 1994, the fund will pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates:
0.65% of the average daily net assets on the first
$1 billion; 0.625% on the next $500 million; and 0.60% of the average net assets over $1.5 billion. The Investment
Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause expenses to exceed the most restrictive expense limitation at the time of such payment. For the year ended October 31, 1995, MALM earned fees of $15,943,250 of which $570,413 was voluntarily waived.


NOTES TO FINANCIAL STATEMNETS (continued)


Pursuant to the distribution plans (the "Distribution
Plans") adopted by the Fund in accordance with Rule
12b-1 under the Investment Company Act of 1940, the
Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account          Distribution
                            Maintenance Fee           Fee

Class B                          0.25%               0.75%
Class C                          0.25%               0.75%
Class D                          0.25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account mainte-nance services to Class B, Class C and Class D share-holders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                      MLFD                MLPF&S

Class A            $ 20,065             $  303,992
Class D            $102,417             $1,536,810


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $1,488,167 and $20,243 relating to transactions in Class B and Class C
Shares, respectively.

In addition, MLPF&S received $89,700 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $1,089,366,116 and $761,155,374, respectively.

Net realized and unrealized gains as of October 31, 1995 were as follows:


                                Realized          Unrealized
                                 Gains              Gains

Long-term investments         $282,849,493       $626,008,855
                              ------------       ------------
Total                         $282,849,493       $626,008,855
                              ============       ============

As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $626,008,855, of which $727,455,464 related to appreciated securities and $101,446,609 related to depreciated securities. At
October 31, 1995, the aggregate cost of investments for Federal income tax purposes was $2,646,958,995.

4. Shares of Beneficial Interest:
Net increase in net assets derived from capital share transactions was $998,495,743 and $521,396,919 for the years ended October 31, 1995 and 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended October 31, 1995           Shares             Amount

Shares sold                    14,567,526        $296,704,905
Shares issued to shareholders
in reinvestment of
distributions                     317,795           5,475,610
                              -----------        ------------
Total issued                   14,885,321         302,180,515
Shares redeemed                (5,824,423)       (121,604,069)
                              -----------        ------------
Net increase                    9,060,898        $180,576,446
                              ===========        ============



Class A Shares for the Year                         Dollar
Ended October 31, 1994           Shares             Amount

Shares sold                    12,040,282        $219,373,935
Shares issued to shareholders
in reinvestment of
distributions                   1,430,460          23,945,892
                              -----------        ------------
Total issued                   13,470,742         243,319,827
Shares redeemed                (5,514,465)       (100,680,014)
                              -----------        ------------
Net increase                    7,956,277        $142,639,813
                              ===========        ============

Class B Shares for the Year                         Dollar
Ended October 31, 1995           Shares             Amount

Shares sold                    45,433,946        $887,607,425
Shares issued to shareholders
in reinvestment of
distributions                   1,276,055          20,710,369
                              -----------        ------------
Total issued                   46,710,001         908,317,794
Automatic conversion
of shares                     (22,364,293)       (422,714,534)
Shares redeemed               (14,507,467)       (282,014,523)
                              -----------        ------------
Net increase                    9,838,241        $203,588,737
                              ===========        ============



Class B Shares for the Year                         Dollar
Ended October 31, 1994           Shares             Amount

Shares sold                    26,104,903        $454,589,017
Shares issued to shareholders
in reinvestment of
distributions                   6,849,128         109,175,099
                              -----------        ------------
Total issued                   32,954,031         563,764,116
Shares redeemed               (10,779,320)       (187,502,303)
                              -----------        ------------
Net increase                   22,174,711        $376,261,813
                              ===========        ============



Class C Shares for the Year                         Dollar
Ended October 31, 1995           Shares             Amount

Shares sold                     4,263,467        $ 85,246,441
Shares issued to shareholders
in reinvestment of
distributions                       4,740              76,935
                              -----------        ------------
Total issued                    4,268,207          85,323,376
Shares redeemed                  (385,718)         (7,910,688)
                              -----------        ------------
Net increase                    3,882,489        $ 77,412,688
                              ===========        ============

Class C Shares for the Period
October 21, 1994++                                  Dollar
October 31, 1994                 Shares             Amount

Shares sold                        76,269        $  1,342,405
Shares redeemed                       (59)             (1,066)
                              -----------        ------------
Net increase                       76,210        $  1,341,339
                              ===========        ============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended October 31, 1995           Shares             Amount

Shares sold                     7,989,658        $166,752,965
Shares issued to shareholders
in reinvestment of
distributions                      46,313             797,042
Automatic conversion
of shares                      21,033,581         422,714,534
                              -----------        ------------
Total issued                   29,069,552         590,264,541
Shares redeemed                (2,493,288)        (53,346,669)
                              -----------        ------------
Net increase                   26,576,264        $536,917,872
                              ===========        ============



Class D Shares for the Period
October 21, 1994++ to                                Dollar
October 31, 1994                   Shares            Amount

Shares sold                        67,602        $  1,260,780
Shares redeemed                    (5,750)           (106,826)
                              -----------        ------------
Net increase                       61,852        $  1,153,954
                              ===========        ============

[FN]
++Commencement of Operations.



NOTES TO FINANCIAL STATEMENTS (concluded)

5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                  Increase           Increase
                                                                                 (Decrease)         (Decrease)         Dividend
Industry                                    Affiliate                          in Shares--Net      in Cost--Net         Income
Oil & Gas Exploration & Production          Anadarko Petroleum Corp.              1,700,000       $ 70,614,574        $  730,545
Oil & Gas Exploration & Production          Apache Corp.                          5,000,000        144,331,122           594,300
Electronic Components                       Cirrus Logic, Inc.*                   6,000,000                 --                ++
Biotechnology                               CytoTherapeutics, Inc.                2,083,000         13,010,625                ++
Oil & Gas Exploration & Production          Devon Energy Corp.                      200,000          3,692,500           246,000
Oilfield Services                           Ensco International                   1,000,000         11,942,303                ++
Oilfield Services                           Global Marine, Inc.                   1,300,000          6,402,500                ++
Computer Software                           Landmark Graphics Corp.                      --                 --                ++
Computer Software                           Mentor Graphics                              --                 --                ++
Oil & Gas Exploration & Production          Norcen Energy Resources Ltd.          6,975,000        105,870,105                --
Computer Software                           Platinum Technology, Inc.             2,713,752         49,597,917                ++
Oilfield Services                           Pool Energy Services Co.                     --                 --                ++
Oil & Gas Exploration & Production          Santa Fe Energy Resources, Inc.       2,500,000         25,095,531                ++
Oil & Gas Exploration & Production          Seagull Energy Corporation            3,000,000         63,902,997                ++
Oil Refining                                Valero Energy Corp.                          --                 --         1,560,000
Natural Gas Gathering & Transmission        Western Gas Resources, Inc.             500,000          8,935,988           475,000

++Non-income producing security.
 *Cirrus Logic, Inc. had a 2-for-1 split.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Merrill Lynch Growth Fund for Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund for Investment and
Retirement as of October 31, 1995, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason-able assurance about whether the financial state-ments and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1995 by correspondence with the custodian and broker.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and finan-cial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund for Investment and Retirement as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respec-tive stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>



PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended October 31, 1995

                                            Percent of
Ten Largest Equity Holdings                 Net Assets

Cirrus Logic, Inc.                             7.7%
Dell Computer Corp.                            5.1
U.S. HealthCare, Inc.                          4.7
Freeport-McMoRan Copper & Gold, Inc.*          4.5
Anadarko Petroleum Corp.                       4.3
Freeport-McMoRan, Inc.                         4.2
Apache Corp.                                   3.9
Global Marine, Inc.                            3.2
Ensco International                            3.1
Mentor Graphics, Inc.                          3.0

[FN]
*Includes Class A and Class B Shares.

For the Quarter Ended October 31, 1995

 Additions
*Netscape Communications
 Norcen Energy Resources, Ltd.
 Seagull Energy Corporation

 Deletions
 Convex Computer Corp.
 Morgan Stanley Group, Inc.
*Netscape Communications
 Safety-Kleen Corp.
 Trinzic Corp.

[FN]
 *Added and deleted in the same quarter.



IMPORTANT TAX INFORMATION (unaudited)

During the year ended October 31, 1995, Merrill Lynch
Growth Fund for Investment and Retirement distrib-uted long-term capital gains of $0.295041 per share to shareholders of record as of December 16, 1994.

Please retain this information for your records.



OFFICERS AND TRUSTEES
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and

Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863